                                POWER OF ATTORNEY

         Know all by these presents, that Lee Entertainment L.L.C. ("Lee")
hereby constitutes and appoints each of Gyeong C Park and Chong Hyun Lim, or either of them signing singly, and with full power of substitution, Lee's true and lawful attorney-in-fact to:

         (1)      execute, acknowledge, deliver and file, for and on behalf of
                  Lee, in any and all capacities, Schedules 13D and 13G and any and all amendments thereto in accordance with Section 13(g) of the Securities Exchange Act of 1934 and the rules and
                  regulations thereunder, and Forms 3, 4, and 5 in accordance with Section 16(a) of such act, and the rules and regulations thereunder, and any requisite exhibit or other documents in connection with such filings, respecting securities of
                  DreamWorks Animation SKG, Inc., a Delaware corporation
                  ("DreamWorks");

         (2)      do and perform any and all acts for and on behalf of Lee which may be necessary or desirable to complete and execute any such
                  Schedules and Forms, complete and execute any amendment or amendments thereto, and timely file such Schedules and Forms with the Securities and Exchange Commission and any stock
                  exchange or similar authority; and

         (3)      take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such
                  attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, Lee, it being understood that the documents executed by such attorney-in-fact on behalf of Lee pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such
                  attorney-in-fact may approve in such attorney-in-fact's
                  discretion.

         Lee hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as Lee might or could do, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of
Attorney and the rights and powers herein granted.

         This Power of Attorney shall remain in full force and effect until Lee is no longer required to file Schedules 13D and 13G and Forms 3, 4, and 5 with respect to Lee's holdings of and transactions in securities issued by
DreamWorks, unless earlier revoked by Lee in a signed writing delivered to the foregoing attorneys-in-fact.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 11 day of February, 2005.

                                      LEE ENTERTAINMENT L.L.C.

                                      By:  CJ CORPORATION
                                           (formerly known as Cheil
                                           Jedang Corporation)
                                      Title: Member

                                          By:    /s/ Kim Ju Hyung
                                          ------------------------------------
                                          Name:  Kim Ju Hyung
                                          ------------------------------------
                                          Title: President and Chief Executive
                                                 Officer
                                          ------------------------------------

                                      By:  /s/ Mie Kyung Lee
                                           -----------------------------------
                                      Name:  MIE KYUNG LEE
                                      Title:    Member

                                      By:  /s/ Jay Hyun Lee
                                           -----------------------------------
                                      Name:  JAY HYUN LEE
                                      Title: Member